                                                                   EXHIBIT 10.35

[The Registrant shall furnish supplementally a copy of any omitted schedule to the Commission upon request.]

               THIS AGREEMENT is made on 14 February 1997
               --------------

          BETWEEN:
          -------

          (1) THE PERSONS whose names and addresses are set out in Schedule 2 ("the Sellers")

          (2) ARIS CORPORATION of 6720 Fort Dent Way, Suite 250, Seattle, WA 98188-2555, U.S.A. ("the Buyer").

          IT IS HEREBY AGREED as follows:-
          -------------------

          1.   INTERPRETATION
               --------------

          1.1  In this Agreement unless the context otherwise requires:-

               "Associate"                  means any person, firm or company
                                            which is a connected person (as
                                            defined in Section 839 ICTA) of a
                                            Seller

               "the Buyer's Group"          means the Buyer and any subsidiary,
                                            fellow subsidiary, holding company
                                            or Associate of the Buyer

               "the Buyer's Shares"         means 280,000 fully paid,
                                            nonassessable shares in the common
                                            stock of the Buyer

               "the Buyer's Solicitors"     means Clyde & Co of 51 Eastcheap,
                                            London, EC3M 1JP

               "CA 1985"                    means the Companies Act 1985

               "the Company"                means Oxford Computer Group Limited,
                                            brief details of which are set out
                                            in Schedule 1

               "Completion"                 means completion of the sale and
                                            purchase of the Shares in accordance
                                            with clause 4

               "the Consideration"          means the consideration set out in
                                            clause 3

               "Directors"                  means the directors of the Company
                                            or (where appropriate) of a
                                            Subsidiary of the Company
                                            immediately before the execution of
                                            this Agreement

               "the Disclosure Letter"      means the letter of today's date
                                            from the Sellers' Solicitors to the
                                            Buyer's Solicitors to be updated at
                                            Completion

               "the Employees"              means the employees of the Company
                                            and of the Subsidiaries of the
                                            Company listed in the Disclosure
                                            Letter

               "Environmental Laws"         means all regulations, directions
                                            and other environmental protection,
                                            occupational, health and safety or
                                            similar laws, regulations,
                                            restrictions, licences, rules, and
                                            European

                                            Community directives as in force in
                                            the United Kingdom, including but
                                            not limited to the Environmental
                                            Protection Act 1990, the Water Act
                                            1989, the Control of Substances
                                            Hazardous to Health Regulations, the
                                            Control of Pollution Act 1974 and
                                            the Radioactive Substances Act 1960

               "Escrow Agent"               means the escrow agent named and
                                            defined as such in the Escrow
                                            Agreement

               "Escrow Agreement"           means an agreement to be entered
                                            into and made between the Buyer and
                                            the Indemnifying Sellers

               "Escrowed Shares"            means the Buyer's Shares to be
                                            placed in escrow pursuant to the
                                            terms of clause 3.2 and in
                                            accordance with the provisions of
                                            the Escrow Agreement, or such fewer
                                            number of Buyer's Shares to be held
                                            in escrow from time to time, reduced
                                            in accordance with the terms of the
                                            Escrow Agreement

               "event" includes (without limitation) the death of any person, any change in the residence of any person for the purposes of Taxation, any payment, transaction, action, omission or occurrence of whatever nature and a failure to make sufficient dividend payments to avoid a shortfall apportionment or deemed distribution of income, and references to an event occurring on or before
                                            Completion shall include the
                                            combined result of two or more
                                            events the first of which shall have
                                            taken place (or shall be deemed to
                                            have taken place) or the
                                            commencement of which shall have
                                            occurred (or shall be deemed to have
                                            occurred) on or before Completion,
                                            and shall also include Completion

               "FA"                         means Finance Act

               "Holding Company"            means a holding company as defined
                                            in Section 736 CA 1985

               "ICTA"                       means the Income and Corporation
                                            Taxes Act 1988

               "Indemnifying Sellers"       means David James Turnbull, Hugh
                                            Simpson-Wells, Ian Charles Henderson
                                            Cunningham and Bahram Bekhradnia

               "Intellectual Property"      means patents, trade marks, service
                                            marks, designs, applications and
                                            rights to apply for any of the
                                            foregoing, copyright (including all
                                            copyright in any drawings, plans,
                                            specifications, manuals, designs,
                                            and computer software)
                                            inventions, trade secrets, financial
                                            information, know how and other
                                            confidential information, and
                                            business names and any similar
                                            rights, whether registrable or
                                            registered or not, in any part of
                                            the world, in each case owned by or
                                            used by the Company or any
                                            Subsidiary of the Company for the
                                            purpose of its business

               "the Last Accounts"          means the audited balance sheet of
                                            the Company as at the Last Accounts
                                            Date, the audited profit and loss
                                            account of the Company for the
                                            financial period ended on the Last
                                            Accounts Date, and the auditor's and
                                            the directors' reports and notes
                                            thereon

               "the Last Accounts Date"     means 31 December 1996

               "liabilities"                means as at any relevant date, all
                                            actual or contingent liabilities,
                                            whether liquidated, quantified or
                                            unliquidated, known or not, arising
                                            out of any event occurring before,
                                            or from circumstances subsisting, at
                                            that date

               "the Planning Acts"          means the Town and Country Planning
                                            Act 1990, the Planning (Listed
                                            Buildings and Conservation Areas)
                                            Act 1990, the Planning (Hazardous
                                            Substances) Act 1990 and the
                                            Planning (Consequential Provisions)
                                            Act 1990

               "the Property"               means the freehold and leasehold
                                            land and buildings briefly described
                                            in Schedule 4

               "the Securities Act"         means the U.S. Securities Act of
                                            1933, as amended

               "the Sellers' Solicitors"    means Bower & Bailey of Riverside
                                            House, 3 Witan Way, Witney, Oxon OX8
                                            6HF

               "the Shares"                 means the whole of the issued share
                                            capital of the Company

               "SSAP" means either a Statement of Standard Accounting Practice published by the Institute of Chartered Accountants in England and Wales or a Financial Reporting Standard as issued by the Accounting Standards Board

               "the Stock Exchange"         means the International Stock
                                            Exchange of the United Kingdom and
                                            the Republic of Ireland Limited

               "Subsidiary"                 means a subsidiary as defined in
                                            Section 736 CA 1985

               "Supplemental Agreement"     means any deed or document to be
                                            entered into
                                            pursuant to or contemplated by the
                                            terms of this Agreement

               "TCGA"                       means the Taxation of Chargeable
                                            Gains Act 1992

               "Taxation"                   means all forms of taxation,
                                            charges, duties, imposts,
                                            withholdings, rates, levies and
                                            governmental charges (whether
                                            national, state, provincial or
                                            local) in the nature of or
                                            corresponding to tax, whatsoever and
                                            whenever created, enacted or
                                            imposed, and whether of the United
                                            Kingdom or elsewhere, including
                                            without limitation, corporation tax,
                                            advance corporation tax, income tax
                                            (including income tax required to be
                                            deducted or withheld from or
                                            accounted for in respect of any
                                            payment), surtax, national insurance
                                            and other social security
                                            contributions, capital gains tax,
                                            capital transfer tax, inheritance
                                            tax, estate duty, development land
                                            tax, value added tax, petroleum
                                            revenue tax, duties of customs and
                                            excise, stamp duty, capital duty,
                                            stamp duty reserve tax, any
                                            liability arising under Section 601
                                            ICTA, uniform business rates,
                                            general rates and water rates and
                                            any payment whatever which the
                                            Company may be or become bound to
                                            make to any person or authority as a
                                            result of any enactment relating to
                                            taxation and any taxation
                                            corresponding to, similar to,
                                            replaced by or replacing any of them
                                            and all fines, penalties, interest,
                                            costs, charges and expenses
                                            connected therewith regardless of
                                            whether any such taxation, charges,
                                            duties, imposts, withholdings,
                                            rates, levies, governmental charges,
                                            fines, penalties, interest, costs
                                            and expenses are chargeable directly
                                            or primarily against or attributable
                                            directly or primarily to the Company
                                            or any other person and of whether
                                            any amount in respect of them is
                                            recoverable from any other person
                                            under this Agreement or the Tax
                                            Covenant and "tax" shall be
                                            construed accordingly

               "Taxation Statutes"          means statutes (and all regulations
                                            and arrangements whatsoever made
                                            thereunder) whether of the United
                                            Kingdom or elsewhere, and whether
                                            enacted before or after the date of
                                            this Agreement, providing for or
                                            imposing any Taxation

               "Tax Covenant"               means a deed relating to Taxation in
                                            the agreed form to be executed and
                                            delivered by the Indemnifying
                                            Sellers, the Company and the
                                            Company's Subsidiaries at Completion

               "Tax Evasion"                means failure to comply with any
                                            obligations in relation to Taxation
                                            imposed on the Company, its
                                            Subsidiaries and/or any of its or
                                            their officers, directors, employees
                                            or agents prior to Completion which
                                            shall constitute a criminal offence
                                            under the laws of any country where
                                            the Company and/or the Company's
                                            Subsidiaries conducts business

               "Threshold Amount"           means twenty five thousand US
                                            dollars (US$25,000)

               "the Warranties"             means the warranties representations
                                            and undertakings set out in Schedule
                                            3

          1.2 The Schedules form part of this Agreement and take effect as if set out in this Agreement and references to this Agreement include the Schedules.

          1.3 References to a statute or statutory provision include all subordinate legislation made pursuant to it, and include any statute, statutory provision or subordinate legislation which, before, on or after the date of this Agreement, amends, consolidates or replaces it.

          1.4 Unless the context otherwise requires, references to the singular include the plural and vice versa, references to any gender include all genders, and references to "person" include a body corporate, a natural person, a firm, an unincorporated association, a business, and a partnership.

          1.5 Clause headings are for information only and shall not affect the construction of this Agreement.

          1.6 References to "in the agreed form" mean in the form agreed in writing between the Sellers and the Buyer and for the purpose of identification initialled by the Sellers' Solicitors and the Buyer's Solicitors.

          2.   SALE AND PURCHASE
               -----------------

          2.1 Each of the Sellers shall sell with full title guarantee and the Buyer shall buy the Shares free from all claims, liens, charges and encumbrances, and together with all benefits and rights attaching to the Shares, including all dividends declared, and distributions made or paid, on or after the date of this Agreement.

          2.2 Each of the Sellers hereby waives any pre-emption rights he may have in relation to any of the Shares under the Articles of Association of the Company or otherwise.

          3.   CONSIDERATION
               -------------

          3.1 In consideration for the sale of the Shares by the Sellers to the Buyer, the Buyer shall, on Completion, allot and issue to each Seller the number of Buyer's Shares set out opposite such Seller's name in column (4) of Schedule 2.

          3.2 Twenty eight thousand (28,000) of the Buyer's Shares (being ten percent (10%) of the total number of Buyer's Shares to be allotted and issued by the Buyer to the Sellers hereunder) shall, on Completion, be placed in escrow by the Indemnifying Sellers in accordance with the terms of the Escrow Agreement.

          4.   COMPLETION
               ----------

          4.1 Completion shall take place at the offices of the Buyer's Solicitors on 28 February 1997 when the matters set out in this clause shall be carried out.

          4.2 At Completion, the Sellers shall use their best endeavours to deliver to the Buyer's Solicitors all Supplemental Agreements, the documentation and all other items and property required to be delivered by the Sellers pursuant to Schedule 5 and shall do all such other acts or things attributable to the Sellers as set out in Schedule 5.

          4.3 At Completion, the Buyer will deliver to each Seller the number of Buyer's Shares set out opposite such Seller's name in column 4 of Schedule 2.

          4.4 The Buyer will not be obliged to complete the purchase of any of the Shares unless the Sellers comply with all their obligations under Schedule 5.

          4.5 At Completion, the parties shall have executed a certificate of Completion, certifying that all Supplemental Agreements shall have been executed and entered into in the agreed form, and that all actions to be taken prior to Completion and all conditions precedent to Completion set forth in the attached Schedule 5 shall have been completed to the reasonable satisfaction of the parties, or waived.

          4.6  If the Sellers do not comply with any of their obligations under
               Schedule 5 on the date agreed for Completion, or any subsequent date to which the Buyer agrees to defer Completion, or if the Buyer considers that the Sellers are in breach of any provision of clause 5.1 below, the Buyer may (without prejudice to any accrued rights of the Buyer) rescind this Agreement. If the Buyer agrees to defer Completion to another date in accordance with this clause 4.6, the provisions of this Agreement shall apply as if that other date is the date set for Completion in clause 4.1 above.

          5.   SELLERS' WARRANTIES
               -------------------

          5.1 The Sellers, jointly and severally, to the extent and subject as set out in this clause 5, warrant, represent and undertake to the Buyer that the Warranties are true, accurate and complete as at the date of this Agreement, and shall continue up to and including Completion to be, true, accurate and complete in all respects. For this purpose only, any reference (whether express or implied) in a Warranty (i) to "the date of this Agreement" shall also be construed as a reference to "the date of Completion", and (ii) to "the date of Completion" shall also be construed as a reference to "the date of this Agreement".

          5.2 Each of the Warranties is given subject to the matters fully, fairly and specifically disclosed in the Disclosure Letter.

          5.3 Each Warranty in respect of "the Company" shall be deemed to be a Warranty given in respect of the Company and each Subsidiary of the Company and (unless the context or subject matter otherwise requires) the expression "the Company" in this clause and
               Schedule 3 shall be construed accordingly to include each Subsidiary of the Company.

          5.4 Each of the Warranties is a separate and independent Warranty and no Warranty or clause in this Agreement restricts or limits the extent or application of any other Warranty or other clause.

          5.5 The Buyer's rights and remedies in respect of any breach of the Warranties or under any other provision in this Agreement shall not be regarded as modified or varied by Completion, by any investigation made by or on behalf of the Buyer into the affairs of the Company, by the Buyer's rescinding or failing to rescind this Agreement, or by its failure to exercise or delay in exercising any right or remedy available to it.

          5.6 The Indemnifying Sellers, jointly and severally, undertake to the Buyer (for itself and as trustee for the Company and each of the Company's Subsidiaries) to indemnify the Buyer, the Company and each of the Subsidiaries of the Company against any diminution in the value of their respective assets, or any increase in their respective liabilities, and/or any payment necessarily made or required to be made by any of them as a result of or in connection with, any breach of any of the Warranties, or required to put them in the position in which they would have been had there been no such breach of the Warranties, and against all costs and expenses incurred in connection therewith. This indemnity shall be without prejudice to any other rights and remedies of the Buyer in relation to the breach.

               Without prejudice to any other rights of the Buyer it is agreed that the Buyer shall not make any claim under this clause 5.6 or under the Tax Covenant until after the first anniversary date of Completion. Except as provided in clause 5.7 below, the Indemnifying Sellers shall not be liable to the Buyer under this clause 5.6 or under the Tax Covenant (i) unless the aggregate amount of all claims thereunder by the Buyer exceeds the Threshold Amount, (ii) for more than the value of the Escrowed Shares, and (iii) beyond the third anniversary date of Completion. Upon the Buyer's claims under this clause 5.6 or under the Tax Covenant reaching or exceeding the Threshold Amount, the Indemnifying Sellers shall be liable for payment of the entire Threshold Amount together with any legitimate claims of the Buyer in excess thereof limited as aforesaid.

          5.7 The Indemnifying Sellers, jointly and severally, undertake to the Buyer (for itself and as trustee for the Company and each of the Company's Subsidiaries) to indemnify the Buyer, the Company and each of the Subsidiaries of the Company against any diminution in the value of their respective assets, or any increase in their respective liabilities, and/or any payment necessarily made or required to be made by any of them as a result of or in connection with, any Tax Evasion on the part of the Company, any Subsidiaries of the Company and/or any of its or their officers, directors, employees or agents, or required to put the Buyer, the Company and/or any of the Subsidiaries of the Company in the position in which they would have been had there been no such Tax Evasion, and against all costs and expenses incurred in connection therewith.

               Notwithstanding anything contained in this Agreement or any Supplemental Agreement, the Indemnifying Sellers' liability to the Buyer under this clause 5.7 shall be for a period of eighty
               (80) years; provided however, that (i) the Indemnifying Sellers
                           ----------------
               shall not be liable to the Buyer under this clause 5.7 unless the aggregate amount of all claims by the Buyer under this clause 5.7 exceeds the Threshold Amount and (ii) the liability of the Indemnifying Sellers under this clause 5.7 shall not exceed one million four hundred thousand US dollars (US$1,400,000). Upon the Buyer's claims under this clause 5.7 reaching or exceeding the Threshold Amount, the Indemnifying Sellers shall be liable for payment of the entire Threshold Amount together with any legitimate claims of the Buyer in excess thereof limited as aforesaid.

               The provisions of this clause 5.7 shall be in addition to, and not limitation of, any other rights and remedies which the Buyer may have under this Agreement, any Supplemental Agreement or otherwise.

          5.8 The Sellers warrant and represent in relation to any Warranty which refers to the knowledge, information, belief and/or awareness of the Sellers or any similar expression that the Sellers have made full, due and careful enquiry into the subject matter of that Warranty.


          5.9 Between the execution of this Agreement and Completion, the Sellers shall (i) use their best endeavours to procure that the Company and each of its Subsidiaries complies in all respects with Schedule 5, and (ii) notify the Buyer immediately in the event that any of the Sellers becomes aware of any breach of this clause 5.9 or of clause 5.1 or any fact or circumstance which has resulted or will or is likely to result in any of the Warranties ceasing to be true, complete and accurate prior to Completion.

          5.10 Each Seller shall not offer, sell or otherwise transfer the Buyer's Shares, prior to the date which is one year after Completion except (A) pursuant to a registration statement that has been declared effective under the Securities Act, (B) pursuant to offers and sales that occur outside the United States to non-U.S. citizens within the meaning of Regulation S under the Securities Act in a transaction meeting the Requirements of Rules 903 and 904 under the Securities Act, or (C) pursuant to another available exemption from the registration requirements of the Securities Act, subject to the Buyer's right prior to any offer, sale or transfer pursuant to clause (B) or (C) to require the delivery of an opinion of counsel, certificates and/or other information reasonably satisfactory to the Buyer.

          5.11 The Sellers undertake (for themselves and any nominees) that so long as they remain the registered holder of any of the Shares they will:-

               (a) not represent themselves as the beneficial owners of any of the Shares;

               (b) exercise all powers, rights and privileges vested in the registered holder of the Shares only in accordance with the written directions of the Buyer; and

               (c) hold the Shares and any dividends or other distributions of profits or assets in respect thereof in trust for the Buyer.

          6.   BUYER'S WARRANTIES
               ------------------

          6.1  The Buyer represents and warrants that:

               (a) it is a corporation duly organised and existing under the laws of the State of Washington, U.S.A. and that the Buyer has all necessary corporate power and authority to own, lease and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted;

               (b) it has the full corporate power and corporate authority to enter into this Agreement and to carry out the terms of this Agreement. The Buyer has taken all corporate action necessary to authorise the execution, delivery and performance of this Agreement. This Agreement has been duly and validly executed and delivered by the Buyer, and is binding upon and enforceable against the Buyer in accordance with its terms, except as enforceability may be limited or affected by applicable bankruptcy, insolvency, reorganisation or other laws of general application relating to or affecting the rights of creditors, and except as enforceability may be limited by rules of law governing specific performance, injunctive relief or other equitable remedies;

               (c) financial statements provided by the Buyer to the Seller at Completion shall be true, complete and accurate in all material respects, and that such financial statements shall not vary by greater than five percent (5%) from the audited financial statements for such period currently being prepared by Price Waterhouse (other than any restatements of such financial statements or disallowance of credits and deductions); and

               (d) it will use its best endeavours to select an underwriter to assist it in preparing an Initial Public Offering.

          7.   RESTRICTIVE COVENANTS
               ---------------------

          7.1  In this clause 7:-

               (a)  "the Business"          means offering computer training and
                                            education services as a Microsoft
                                            Authorised Training and Education
                                            Centre and/or systems integration
                                            and consulting services on Microsoft
                                            BackOffice products or Oracle
                                            database applications only

               (b)  "the Prohibited Area"   means England, Wales, Scotland,
                                            Northern Ireland, Eire, Channel
                                            Isles and the Isle of Man

          7.2 In further consideration of the sale and purchase effected by this Agreement and in order to protect the goodwill of the Company and of the Subsidiaries of the Company, each Indemnifying Seller hereby undertakes with the Buyer as follows:-

               (a) he shall not at any time hereafter divulge or communicate to any person for his own or any other person's benefit or to the detriment or possible detriment of the Company, any Subsidiary of the Company or the Buyer, any of the trade secrets or other confidential information of the Company, any Subsidiary of the Company or the Business, or of any client, customer or supplier of the Company or any of its Subsidiaries, which has or may come to his knowledge;

               (b) if he has obtained trade secrets or other confidential information belonging to any third party under an agreement which contained restrictions on disclosure he will not at any time infringe such restrictions;

               (c) he will not either directly or indirectly as a director, partner or greater than five percent (5%) shareholder within one year after Completion carry on, or be engaged, concerned or interested in carrying on the Business within the Prohibited Area in competition with the Company or any Subsidiary of the Company; provided however, that this
                                               ----------------
                    clause 7.2(c) shall not preclude Ian Charles Henderson Cunningham from acting solely as an instructor or consultant in the Prohibited Area, or from prohibiting David James Turnbull from continuing to provide consulting services through Camel Services Ltd, which are the same as or substantially similar to those which have been provided through Camel Services Ltd prior to the date hereof;

               (d) in connection with any business competing or likely to compete with the Business, he will not use any business name, trade mark or logo used by the

                    Company or any Subsidiary of the Company within the two years preceding Completion, or any confusingly similar business name, trade mark or logo;

               (e) he will not within one year after Completion solicit the custom of, interfere with, or endeavour to entice away from the Company or any Subsidiary of the Company, any person who at any time during the two years immediately preceding Completion was a customer of the Company or any Subsidiary of the Company in relation to goods sold or services provided to that person by the Company or any of its Subsidiaries;

               (f) he will not within one year after Completion employ, seek to employ, interfere with, or endeavour to entice away from the Company or any Subsidiary of the Company, any person employed by the Company or any of its Subsidiaries at any time during the last two years immediately preceding Completion; and

               (g) he will not do any of the above-mentioned things directly or indirectly, with or for or on behalf of any other person.

          7.3 Subject to the provisions of this clause 7, each of the Sellers undertakes to procure that each of his Associates shall be bound by and observe the provisions of this clause as if they were parties covenanting with the Buyer.

          7.4 Nothing in this clause shall preclude a Seller from owning (for investment purposes only) not more than five percent (5%) of the equity share capital of any company listed on The Stock Exchange.

          7.5 The parties confirm that they consider the restrictions contained in this clause 7 to be reasonable in all respects, but if any such restriction is held to be invalid or ineffective, but would not be so held if some part of it were deleted, or some modification were made to its terms, the parties agree that such restriction shall apply with such deletion or modification as may be necessary to make it valid and effective.

          7.6 The provisions of sub-clauses 7.2(a) to (g) are separate and severable undertakings and shall be enforceable accordingly.

          8.   GENERAL
               -------

          8.1 This Agreement shall enure for the benefit of the successors in title and assigns of each party: but no party may transfer its obligations hereunder. The Buyer may assign all or any of its rights under this Agreement or any Supplemental Agreement to any other member for the time being of the Buyer's Group.

          8.2 Any assignment by the Buyer of its rights under this Agreement may be partial; so that the benefit of the Warranties or the Tax Covenant or any other indemnities and guarantees in this Agreement or any Supplemental Agreement may enure to the benefit of the holders of the Shares in proportion to their respective interests.

          8.3 The Sellers undertake that they and any necessary third party shall execute and perform all such further acts, deeds or assurances as may be required to vest the Shares in the Buyer and otherwise to fulfil the provisions of this Agreement.

          8.4 Insofar as any provisions of this Agreement are not performed at Completion or are not expressly waived by the Buyer they will remain in full force and effect notwithstanding Completion.

          8.5 Unless expressly stated otherwise, all obligations of the Sellers under this Agreement and any Supplemental Agreement are joint and several obligations.

          8.6 The Buyer may release or compromise the liability of, or grant any time, forbearance or indulgence to, any Seller under this Agreement and any Supplemental Agreement without modifying, affecting or prejudicing its rights against any other Seller.

          8.7 The Buyer's rights and remedies under this Agreement are additional to any other rights and remedies which may be available to it; and its exercise of or failure to exercise, any right or remedy will not constitute a waiver of any other right or remedy.

          8.8 If any term or provision of this Agreement or any Supplemental Agreement is held to be wholly or partly illegal or unenforceable at law, that term or provision shall to that extent be deemed not to form part of this Agreement or that Supplemental Agreement but the enforceability of the remainder of this Agreement or that Supplemental Agreement shall not be affected.

          8.9 None of the Sellers will make any announcement in connection with this Agreement without the Buyer's written approval, unless required by law or The Stock Exchange, and then only after prior consultation with the Buyer.

          8.10 Each party will bear all professional or other fees and expenses incurred by it in connection with the negotiation and completion of this Agreement, and all acts and events contemplated by it.

          8.11 Time shall be of the essence of this agreement except as expressly varied by the Buyer, both as regards the dates and periods specifically mentioned, and as to any substituted dates and periods agreed in writing by the parties.

          8.12 This Agreement and all Supplemental Agreements together constitute the entire agreement between the parties relating to the sale and purchase of the Shares and no variation of its or their terms will have effect unless it is in writing and signed by each party.

          8.13 This Agreement shall be governed by and construed in accordance with English Law and the parties submit to the jurisdiction of the English Courts.

          9.   NOTICES
               -------

          9.1 Any notice to be given under this Agreement or any Supplemental Agreements shall be in writing, and may be delivered by hand, or sent by facsimile or international overnight courier, addressed to the party to be served (in the case of an individual) at the address herein stated and (in the case of a company) at its principal place of business for the time being or (in either case) to such other address as the addressee may from time to time have notified for the purpose of this clause.

          9.2 Notices delivered by hand shall be deemed to have been served at the time of actual delivery. Notices sent by facsimile shall be deemed to have been served three hours after transmission if transmitted before 2 p.m. on a business day, and otherwise by 11 a.m. on the next business day. Notices sent by international overnight courier shall be deemed to have been served three business days after having been deposited with an international overnight courier.

          9.3 In proving service by international overnight courier it shall be sufficient to prove that the envelope containing the notice was properly addressed, and deposited with an international overnight courier.

AS WITNESS the hands of the parties or their duly authorised representatives the
----------
day and year first before written.


SIGNED by BAHRAM BEKHRADNIA      ) /s/ Hugh Simpson-Wells, as attorney
in the presence of:              )
        /s/ DJ Bowers
            Solicitors Oxford

SIGNED by DAVID JAMES TURNBULL   ) /s/ David Turnbull
in the presence of:              )
        /s/ DJ Bowers
            Solicitors Oxford

SIGNED by HUGH SIMPSON-WELLS     ) /s/ Hugh Simpson-Wells
in the presence of:              )
        /s/ DJ Bowers
            Solicitors Oxford

SIGNED by IAN CHARLES            ) /s/ Ian Cunningham
HENDERSON CUNNINGHAM             )
in the presence of:              )
        /s/ DJ Bowers
            Solicitors Oxford

SIGNED by STEVEN EDWARD          ) /s/ S. Mitchell
FORREST MITCHELL                 )
in the presence of:              )
        /s/ DJ Bowers
            Solicitors Oxford

SIGNED by JAMES BEVIS            ) /s/ Hugh Simpson-Wells, as attorney
WINTERBURN COWLING               )
in the presence of:              )
        /s/ DJ Bowers
            Solicitors Oxford

SIGNED by KENNETH MEADLEY        ) /s/ K. Meadley
in the presence of:              )
        /s/ DJ Bowers
            Solicitors Oxford

SIGNED by MICHAEL LAWRENCE DAY   ) /s/ Hugh Simpson-Wells, as attorney
in the presence of:              )
        /s/ DJ Bowers
            Solicitors Oxford

SIGNED by NEIL SLATER            ) /s/ Hugh Simpson-Wells, as attorney
in the presence of:              )
        /s/ DJ Bowers
            Solicitors Oxford

SIGNED by PETER HAYWARD          ) /s/ Hugh Simpson-Wells, as attorney
in the presence of:              )
        /s/ DJ Bowers
            Solicitors Oxford

SIGNED by PAUL SONG              ) /s/ Paul Song
duly authorised to sign for and  )
on behalf of ARIS CORPORATION    )
in the presence of:              )
/s/ Bert Sugayan, General Counsel
    Aris Corporation

                                   SCHEDULE 1
                                   ----------

                  DETAILS OF THE COMPANY AND THE SUBSIDIARIES

                              Part 1: The Company
                              -------------------

Company Number:  1717794

Date and Place of incorporation:  25 April 1983 in England and Wales

Share Capital: Authorised                         Allotted and Issued
               ----------                         -------------------
               (Pounds)100 divided into 2,000     2000 ordinary shares of
               shares of 5 pence each             5 pence each

Issued Shares held by:

Shareholder and Beneficial Owner      Number of Shares
--------------------------------      ----------------
Bahram Bekhradnia                                  229
David James Turnbull                               300
Hugh Simpson-Wells                                 739
Ian Charles Cunningham                             475
Steven Edward Forrest Mitchell                      79
James Bevis Winterburn Cowling                      65
Kenneth Meadley                                     65
Michael Day                                         14
Neil Slater                                         14
Peter Hayward                                       20

Registered Office:  Wolsey Hall
                    66 Banbury Road
                    Oxford OX2 6PR

Directors:  Jean Margaret Harrison
            Hugh Simpson-Wells
            David James Turnbull
            Ian Charles Henderson Cunningham

Secretary:  Ian Charles Henderson Cunningham

Accounting Reference Date: 31 March

Auditors:  Shaw & Company
           195 Banbury Road
           Oxford OX2 7AR

Tax District and Reference Number: Oxford 1 District.  Reference 184/31840/0585.

VAT Registration Number and local VAT office: Number 5964492 85 (group registration including Oxford Computer Training Limited and Oxford Computer Applications Limited); VAT Office: Oxford.

                  DETAILS OF THE COMPANY AND THE SUBSIDIARIES

                    Part 2: The Subsidiaries of the Company
                    ---------------------------------------

Name of Subsidiary:  Oxford Computer Applications Limited

Company Number:  2739929

Date and Place of Incorporation:   14 August 1992 in England and Wales

Share Capital:  Authorised                       Allotted and Issued
                ----------                       -------------------

                (Pounds)100 divided into 100     100 ordinary shares of
                shares of (Pounds)1 each         (Pounds)1 each

Issued Shares held by:

Shareholder and Beneficial Owner    Number of Shares
--------------------------------    ----------------

Oxford Computer Group Limited       100

Registered Office:  Wolsey Hall
                    66 Banbury Road
                    Oxford OX2 6PR

Directors:  Ian Charles Henderson Cunningham
            Hugh Simpson-Wells
            Steven Edward Forrest Mitchell

Secretary:  Ian Charles Henderson Cunningham

Accounting Reference Date: 31 March

Auditors:  Shaw & Company
           195 Banbury Road
           Oxford OX2 7AR

Tax District and Reference Number: Oxford 1 District.  Reference
184/31840/06655.

VAT Registration Number and local VAT office: Number 5964492 85 (group registration including Oxford Computer Training Limited and Oxford Computer Group Limited); VAT Office: Oxford.

                  DETAILS OF THE COMPANY AND THE SUBSIDIARIES

                    Part 2: The Subsidiaries of the Company
                    ---------------------------------------

Name of Subsidiary:  Oxford Computer Training Limited

Company Number:  2739585

Date and Place of Incorporation: 14 August 1992 in England and Wales

Share Capital:  Authorised                       Allotted and Issued
                ----------                       -------------------

                (Pounds)100 divided into 100     100 ordinary shares of
                shares of (Pounds)1 each         (Pounds)1 each

Issued Shares held by:

Shareholder and Beneficial Owner    Number of Shares
--------------------------------    ----------------

Oxford Computer Group Limited           100

Registered Office:  Wolsey Hall
                    66 Banbury Road
                    Oxford OX2 6PR

Directors:  Hugh Simpson-Wells
            Kenneth Meadley
            Ian Charles Henderson Cunningham
            James Bevis Winterburn Cowling

Secretary:  James Bevis Winterburn Cowling

Accounting Reference Date: 31 March

Auditors:  Shaw & Company
           195 Banbury Road
           Oxford OX2 7AR

Tax District and Reference Number: Oxford 1 District.  Reference
184/61840/06662.

VAT Registration Number and local VAT office: Number 5964492 85 (group registration including Oxford Computer Group Limited and Oxford Computer Applications Limited); VAT Office: Oxford.

                  DETAILS OF THE COMPANY AND THE SUBSIDIARIES

                    Part 2: The Subsidiaries of the Company
                    ---------------------------------------

Name of Subsidiary:  Online College Oxford Limited

Company Number:  3138907

Date and Place of Incorporation:  18 December 1995 in England and Wales

Share Capital:  Authorised                       Allotted and Issued
                ----------                       -------------------

                (Pounds)100 divided into 100     2 ordinary shares of
                shares of (Pounds)1 each         (Pounds)1 each

Issued Shares held by:

Shareholder and Beneficial Owner    Number of Shares
--------------------------------    ----------------

Oxford Computer Group Limited             2

Registered Office:  Wolsey Hall
                    66 Banbury Road
                    Oxford OX2 6PR

Directors:  Ian Charles Henderson Cunningham
            David James Turnbull

Secretary:  Ian Charles Henderson Cunningham

Accounting Reference Date: 31 December

Auditors:  Shaw & Company
           195 Banbury Road
           Oxford OX2 7AR

Tax District and Reference Number: Oxford 1 District. Reference 184/49405/66652 AO1

VAT Registration Number and local VAT office:  Not registered

                  DETAILS OF THE COMPANY AND THE SUBSIDIARIES

                    Part 2: The Subsidiaries of the Company
                    ---------------------------------------

Name of Subsidiary:  OCX Limited

Company Number:  2924953

Date and Place of Incorporation:  3 May 1994 in England and Wales

Share Capital:  Authorised                       Allotted and Issued
                ----------                       -------------------

               (Pounds)100 divided into 100      100 ordinary shares of
               shares of (Pounds)1 each          (Pounds)1 each

Issued Shares held by:

Shareholder and Beneficial Owner    Number of Shares
--------------------------------    ----------------

Oxford Computer Group Limited             100

Registered Office:  Wolsey Hall
                    66 Banbury Road
                    Oxford OX2 6PR

Directors:  Ian Charles Henderson Cunningham
            Hugh Simpson-Wells

Secretary:  Ian Charles Henderson Cunningham

Accounting Reference Date: 31 March

Auditors:  Shaw & Company
           195 Banbury Road
           Oxford OX2 7AR

Tax District and Reference Number: Oxford 1 District.  Reference
184/27140/59299.

VAT Registration Number and local VAT office: Not registered.

                  DETAILS OF THE COMPANY AND THE SUBSIDIARIES

                    Part 2: The Subsidiaries of the Company
                    ---------------------------------------

Name of Subsidiary:  Oxford Computer Training Services Limited

Company Number:  2752224

Date and Place of Incorporation:  1 October 1992 in England and Wales

Share Capital: Authorised                        Allotted and Issued
               ----------                        -------------------

               (Pounds)100 divided into 100      100 ordinary shares of
               shares of (Pounds)1 each          (Pounds)1 each

Issued Shares held by:

Shareholder and Beneficial Owner    Number of Shares
--------------------------------    ----------------

Oxford Computer Group Limited             100

Registered Office:  Wolsey Hall
                    66 Banbury Road
                    Oxford OX2 6PR

Directors:  Hugh Simpson-Wells
            Ian Charles Henderson Cunningham

Secretary:  Ian Charles Henderson Cunningham

Accounting Reference Date: 31 March

Auditors:  Shaw & Company
           195 Banbury Road
           Oxford OX2 7AR

Tax District and Reference Number: Oxford 1 District.  Reference 184/7095/PA.

VAT Registration Number and local VAT office: Not registered.

                  DETAILS OF THE COMPANY AND THE SUBSIDIARIES

                    Part 2: The Subsidiaries of the Company
                    ---------------------------------------

Name of Subsidiary:  OCG Limited

Company Number:  2924947

Date and Place of Incorporation:  3 May 1994 in England and Wales

Share Capital: Authorised                        Allotted and Issued
               ----------                        -------------------

               (Pounds)100 divided into 100      100 ordinary shares of
               shares of (Pounds)1 each          (Pounds)1 each

Issued Shares held by:

Shareholder and Beneficial Owner    Number of Shares
---------------------------------   ----------------

Oxford Computer Group Limited             100

Registered Office:  Wolsey Hall
                    66 Banbury Road
                    Oxford OX2 6PR

Directors:  Ian Charles Henderson Cunningham
            Hugh Simpson-Wells

Secretary:  Ian Charles Henderson Cunningham

Accounting Reference Date: 31 March

Auditors:  Shaw & Company
           195 Banbury Road
           Oxford OX2 7AR

Tax District and Reference Number: Oxford 1 District.  Reference 184/83303.

VAT Registration Number and local VAT office: Not registered.

                                   SCHEDULE 2
                                   ----------
                                  THE SELLERS

       (1)                                   (2)             (3)          (4)
                                                          Number of
                                                          Shares to      Buyer's
       Full Name                        Address            be sold       Shares
       ---------                        -------           ---------      -------
 (1)   Bahram Bekhradnia                25 St                   229       32,060
                                        Margarets Road
                                        Oxford

 (2)   David James Turnbull             59 Mill Street          300       42,000
                                        Kidlington
                                        Oxford

 (3)   Hugh Simpson-Wells               33 Hurst Rise           739      103,460
                                        Road
                                        Oxford

 (4)   Ian Charles Henderson            Shepherds               475       66,500
       Cunningham                       Cottage
                                        11 Pettiwell
                                        Garsington
                                        Oxford

 (5)   Steven Edward Forrest            51 Home Close            79       11,060
       Mitchell                         Wolvercote
                                        Oxford

 (6)   James Bevis Winterburn           64 Oxford Road           65        9,100
       Cowling                          Old Marston
                                        Oxford

 (7)   Kenneth Meadley                  13 Harlow Way            65        9,100
                                        Marston
                                        Village
                                        Oxford

 (8)   Michael Lawrence Day             Avon Cliffe              14        1,960
                                        Clay Coton
                                        Northampton

 (9)   Neil Slater                      57 WestWater Way         14        1,960
                                        Didcot
                                        Oxon

(10)   Peter Hayward                    Fairview Cottage         20        2,800
                                        Wilton
                                        Marlborough
                                        Wiltshire
                                                              -----      -------
                               TOTAL                          2,000      280,000
                                                              =====      =======

                                   SCHEDULE 3
                                   ----------

                                 THE WARRANTIES

1.     THE SHARES
       ----------

       The Sellers are the beneficial owners and registered holders of all the Shares and have full power and authority to sell and transfer the same to the Buyer on the terms of this Agreement without the consent of any third party.

2.     CAPACITY OF THE SELLERS
       -----------------------

2.1 Each Seller, by reason of his or her knowledge and experience in financial and business matters, is capable of evaluating the risks and merits of an investment in the Buyer's Shares. Each Seller recognises that the Buyer's Shares are speculative and that investments in the Buyer's Shares involves a high degree of risk. Each Seller is prepared to bear the economic risk of an investment in the Buyer's Shares and is able to withstand a total loss of his or her investment in the Buyer's Shares. Each Seller acknowledges that the purchase of Buyer's Shares hereunder is being made for his or her own account, for investment purposes only and not with the present intention of distributing or reselling the Buyer's Shares in whole or in part.

2.2 Each Seller further understands that the Buyer's Shares have not been registered under the Securities Act, or under any state securities laws by reason of specific exemptions therefrom, which depend upon, among other things, the accuracy of the representations expressed in this Agreement by the Sellers. Each Seller has had the opportunity to discuss all aspects of this transaction with management of the Buyer, has made or has had the opportunity to make such inspection of the books and records of the Buyer as the Sellers have deemed necessary in connection with this investment, and any questions asked have been answered to the satisfaction of the Sellers.

2.3 Each Seller acknowledges that he will offer, sell or otherwise transfer the Buyer's Shares, prior to the date which is one year after Completion only (A) pursuant to a registration statement that has been declared effective under the Securities Act, (B) pursuant to offers and sales that occur outside the United States to a non-U.S. citizen within the meaning of Regulation S under the Securities Act in a transaction meeting the requirements of Rules 903 and 904 under the Securities Act, or (C) pursuant to another available exemption from the registration requirements of the Securities Act, subject to the Buyer's right prior to any offer, sale or transfer pursuant to clause (B) or (C) to require the delivery of an opinion of counsel, certificates and/or other information reasonably satisfactory to the Buyer and that Buyer shall refuse to register the transfer of any such shares on its books unless such transfer complies with clause (A), (B) or (C).

2.4 Each Seller has the requisite power and authority to enter into and perform this Agreement and the Supplemental Agreements, including but not limited to the Tax Covenant, the Escrow Agreement and the other documents executed by any Seller which are to be delivered at Completion.

2.5 Each Seller is either a Director or Manager of the Company as at Completion, as such terms are used and defined in the Financial Services Act 1986 and in the Financial Services Act 1986 (Investment Advertisements) (Exemptions) (No.2) Order 1995 (No. 1536).

2.6 Payment of any Seller's professional fees (including lawyers and accountants) by the

       Company in connection with this Agreement are in compliance with all applicable laws (including, without limitation, applicable laws governing financial assistance), and the amount of all such professional fees paid by the Company shall not exceed thirty thousand pounds sterling ((Pounds)30,000), excluding Value Added Tax.

3.     INFORMATION GIVEN TO BUYER
       --------------------------

3.1 All information contained or referred to in the Disclosure Letter or any documents accompanying it is true, complete and accurate in all respects.

3.2 All information given by the Sellers or their respective professional advisers to the Buyer or its professional advisers relating to the business, activities, affairs, assets and liabilities of the Company was when given and now is true and accurate in all respects. There is no act or matter which has not been disclosed to the Buyer or its professional advisers which renders any such information untrue, inaccurate or misleading or the disclosure of which might reasonably affect the willingness of the Buyer to enter into this Agreement.

4.     CORPORATE MATTERS
       -----------------

4.1 The Shares are fully paid and constitute the whole of the issued and allotted share capital of the Company.

4.2 The Company has complied in all respects with all provisions and requirements of the Companies Acts and all returns, particulars, resolutions and other documents, required to be delivered to the Companies Registry have been properly made and delivered.

4.3 The register of members and other statutory books of the Company have been properly kept and are complete and up to date.

4.4 Sections 4.1 through 4.4 are true and accurate for all Subsidiaries of the Company.

5.     ACCOUNTS
       --------

5.1 All accounts, books, ledgers, financial and other records of the Company are in its possession and have been fully and accurately maintained and give a true, complete and fair view of its financial position.

5.2    The Last Accounts:

       (a) comply with the provisions of the Companies Acts and other relevant statutes;

       (b) comply with all current SSAPs applicable to a United Kingdom company;

       (c) properly reflect the financial position of the Company at the Last Accounts Date; and

       (d) give a true and fair view of the assets and liabilities of the Company at the Last Accounts Date and its profits for the financial period ended on that date.

6.     TRADING
       -------

6.1    Since the Last Accounts Date:

       (a) the business of the Company has been continued in the ordinary course;

       (b) there has been no deterioration in the turnover or the financial or trading position or prospects of the Company;

       (c) no capital commitments have been entered into by or on behalf of the Company; and

       (d) the Company has paid its creditors in accordance with their respective terms.

6.2 The Disclosure Letter contains particulars of all material contracts and engagements, whether written or oral, to which the Company is a party at the date of this Agreement.

6.3 The Company has not manufactured, sold or supplied products or services which are or were or will become in any material respect faulty or defective, or which were negligent, or which do not comply in any respect with all specifications, warranties and representations, express or implied, made in relation to them, or with all applicable regulations, standards and requirements.

6.4 The Company is not liable (save as may be implied by law) to service, repair, maintain, take back or otherwise do anything in respect of any goods or services that have been delivered by it.

6.5 No major customer of the Company has ceased to be a customer since the Last Accounts Date; so far as the Sellers are aware, no such customer intends to cease to be a customer of the Company or substantially reduce its existing level of business with it.

6.6 In the conduct of its business, the Company does not infringe any proprietary right or interest of any other person, and is not liable to pay any royalty or similar sum, which is material in the context of the Company's business.

6.7 The Company has not entered into any transaction in which the Sellers, the directors or managers of the Company or any of their Associates, was interested, directly or indirectly.

6.8 The Disclosure Letter contains full details of all grants made to the Company by any governmental department or authority or similar body, the Company has no liability to repay any such grant and no circumstances have arisen under which any such body could require repayment.

 6.9 The Disclosure Letter contains particulars of all Intellectual Property of the Company at the date of this Agreement including without limitation any Intellectual Property licensed to the Company by third parties and licensed by the Company to any third parties.

6.10 The Company owns or has the right to use all Intellectual Property necessary for the continuation of the business of the Company as at the date of Completion.

7.     ASSETS
       ------

7.1 The Company owned at the Last Accounts Date and still owns, and had and still has a good and marketable title to, all assets included in the Last Accounts or acquired since that date, except current assets since sold or realised in the ordinary course of business.

7.2 The assets (including the Intellectual Property) owned by the Company, together with the assets held under hire purchase leasing or rental agreements, comprise all the assets, property and rights which are necessary for the continuation of the business of the Company as now conducted.

7.3 All book debts owed to the Company comprised in the Last Accounts were, and all such book debts as at Completion will be, collected in full in the ordinary course of business (that is, not more than 6 weeks after the date the debt was incurred).

8.     FINANCE
       -------

       There are no overdrafts, loans and other financial facilities outstanding or available to the Company.

9.     THE COMPANY'S OFFICERS AND EMPLOYEES
       ------------------------------------

9.1 The Disclosure Letter contains true, complete and accurate particulars of all employees of the Company.

9.2 The Company has complied with all statutory and other regulations and obligations in relation to its employees and former employees.

9.3 The Company is not a party to any bonus, profit-sharing or collective bargaining arrangement or agreement with employees or a trades union or similar association.

9.4 The Company has paid up to date all remuneration, pension contributions and other payments due from it in respect of all employees.

9.5 No officer or employee of the Company is under notice to leave his employment, given by him or the Company.

10.    PENSION SCHEMES
       ---------------

10.1 The Company has no obligations (whether legally enforceable or not) to provide any life assurance, retirement, redundancy, termination, pension, death, health or disability benefit or payment to a director or employee or former director or employee or consultant of the Company or any spouse or dependant or any such person.

10.2 For the purposes of the following warranties (a) - (k) "the Pension Scheme" means both of the Individual Pension Plan for K. Meadley Plan Number IPP0003081 and the OCG 1993 Pension Scheme Policy Number Q0031 or such one of those schemes as the context requires.

(a) Save for the Pension Scheme, neither the Company nor any Subsidiary of the Company is under any legal or moral liability or obligation, or a party to any ex gratia arrangement or promise whether written or verbal, to pay pensions, gratuities, superannuation allowances or the like, or otherwise to provide "relevant benefits" within the meaning of Section 612(1) ICTA to or for any of its past or present officers or employees or their dependants; and there are not now nor have there at any time been any retirement benefit, or pension or death benefit, or similar schemes or arrangements in relation to or binding on the Company and/or any of its Subsidiaries or to which any of them contributes nor have there been any announcements as to the introduction of any such scheme or arrangement.

(b) Full particulars of the Pension Scheme, including particulars of benefits provided and the basis on which the employer and the employees make or are liable to make contributions thereto, and the most recent financial information statements and full and accurate details of the assets and current membership are contained in or annexed to the Disclosure Letter, and the Sellers warrant that the Pension Scheme is solely governed by the deeds and documents, copies of which have been supplied to the Buyer and are listed in the Disclosure Letter.

(c) The Pension Scheme is approved under Chapter 1 of Part XIV of ICTA as an exempt approved scheme and so far as the Sellers are aware nothing has been done or omitted to be done which will or is likely to result in the Pension Scheme ceasing to be approved or capable of approval as an exempt approved scheme.

(d) In relation to the OCG 1993 Pension Scheme a contracting-out certificate (within the meaning of Section 30 of the Social Security Pensions Act
       1975) is in force covering the employments of all employees who are members of the Pension Scheme and so far as the Sellers are aware there is no ground on which it could be cancelled.

(e) The Pension Scheme has been administered at all times in accordance with governing documentation and all applicable legislative and regulatory requirements including without prejudice to the generality of the foregoing the equal access requirements arising under or as a result of
       Article 119 of the Treaty of Rome and Sections 62-66 of the Pensions Act 1995 and subject thereto in accordance with the trusts powers and provisions of the Pension Scheme.

(f) All lump sum death benefits which may be payable under the Pension Scheme are fully insured at normal rates with an insurance company of good repute and the Sellers are not aware of any grounds on which such insurance might be withdrawn or avoided.

(g) All contributions (including expenses) and premiums which have fallen due at Completion in respect of members of the Pension Scheme by the Company or any of the Company's Subsidiaries participating in the Pension Scheme have been paid.

(h) Other than routine claims for benefits no claim has been made or threatened against the trustees of the Pension Scheme or any of them or the Sellers or the Company or any person whom the Sellers are or may be liable to indemnify or compensate in respect of any act, event, omission or other matter in respect of the members arising out of or in connection with the Pension Scheme and the Sellers are not aware of any circumstances which might give rise to any such claim.

(i) No undertakings or assurances whether verbal or written or legally binding or otherwise have been given to all or any of past or present officers or employees of the Company or of the Company's Subsidiaries as to the continuance of the Pension Scheme, nor the introduction, increase, variation, augmentation or improvement of any pension rights, entitlements, disability or death benefits under the Pension Scheme.

(j) The benefits under the Pension Scheme are exclusively money purchase benefits as defined in Section 181 of the Pension Schemes Act 1993.

(k) The assets of the Pension Scheme are invested exclusively in policies of insurance with an insurance company of good repute.

11.    INSURANCE
       ---------

11.1 The Company is and has at all material times been adequately insured against all such risks prudently or usually covered by companies carrying on similar businesses.

11.2 The Company's insurances are all valid and in force, nothing has been done or omitted which might invalidate them, and all premiums have been paid up to date.

12.    LEGAL PROCEEDINGS
       -----------------

       The Company is not engaged in, or has not threatened to commence or been threatened with any litigation, prosecution, arbitration or other legal proceedings, any tribunal, enquiry or commission proceedings, or any industrial dispute and there are no circumstances which might give rise to the same.

13.    INSOLVENCY
       ----------

       No order has been made or resolution passed to wind up the Company; there is no outstanding petition to wind up the Company, or appoint an administrator or receiver of all or any part of its undertaking or assets.

14.    TAXATION
       --------

14.1 The Company has deducted and accounted to the Inland Revenue for all Taxation required to be deducted and accounted for by it under the Taxation Statutes.

14.2 The Company has paid all Taxation up to date due to be paid to any fiscal authorities.

14.3 The Company has made in proper time all returns and payments required for all Taxation purposes and accurately maintained and kept all records and other documents required by the Taxation Statutes.

15.    PROPERTY
       --------

15.1 The Company does not own or occupy any land and buildings other than the Property.

15.2   The Company has a good and marketable title to the Property.

15.3 No person other than the Company is in occupation of or in receipt of any rents or profits from the Property.

15.4 The Property is free from any mortgage, debenture, charge, rent-charge, lien or other encumbrance.

15.5 The Property is not subject to any restrictive covenants, stipulations, easements or other rights vested in third parties.

15.6 The Company's use of the Property is that which is permitted under the Planning Acts.

15.7 The Company has complied with all applicable statutory and bye law requirements and all requirements of any competent authority and all provisions of the Planning Acts in respect of the Property.

15.8 The Company has paid the rent and observed and performed all the covenants under the terms of any lease or licence under which the Company holds or occupies the Property and no rent reviews are currently in progress affecting the Property.

15.9 Throughout the period of the Company's ownership and/or operation of its business at the Property, the Company has complied in all respects with all Environmental Laws in force at the relevant time. To the best of the Sellers' knowledge and belief, throughout the period of ownership and/or operation of a business at the Property by any third party prior to the Company, all such third parties have complied in all respects with all Environmental Laws in force at the relevant time.

15.10 Neither the Company nor (to the best of the Sellers' knowledge and belief) any previous owner, lessee, licensee or occupier of the Property has at any time received notice from any person alleging breach by the Company or any such previous owner, lessee, licensee or occupier of any Environmental Laws.

15.11 All leases of Property are leases from the bona fide landlord of such Property.

15.12 The Company is not subject to any material covenants to repair or reinstate any Property upon termination of any leasehold.

16.    GENERAL
       -------

       Each Seller acknowledges that the Buyer and others will rely upon the truth and accuracy of the foregoing representations, Warranties and agreements and agrees that, if any of the representations, Warranties and agreements made by such Seller are no longer accurate, it shall promptly notify the Buyer.

                                   SCHEDULE 4
                                   ----------

                                  THE PROPERTY


Upper Ground Floor Premises
66 Banbury Road
Oxford

Rooms on First Floor of the annex to Wolsey Hall
Oxford

Premises on Lower Ground Floor of 66 Banbury Road
Oxford

Unit 4202
The Waterside Centre
Birmingham Business Park

Unit 4210
The Waterside Centre
Birmingham Business Park

Upper Floors
159 Praed Street
London

4th Floor Premises
Finsbury House
23 Finsbury Circus
London EC2

5th Floor Premises
Finsbury House
aforesaid

Unit C1
The Quorum
Oxford Business Park
Cowly
Oxford

                                   SCHEDULE 5
                                   ----------

                       CONDITIONS PRECEDENT TO COMPLETION


1.   The Sellers will deliver to the Buyer's Solicitors:-

     (a) duly executed transfers of the Shares in favour of the Buyer or as it directs;

     (b)  the certificates for the Shares;

     (c) the Tax Covenant duly executed by the Indemnifying Sellers, the Company and the Subsidiaries of the Company;

     (d) the resignation from office of each Director and secretary of the Company and each of its Subsidiaries (except those whom the Buyer has notified to the Sellers in writing prior to the date of Completion that it wishes to continue in office) with a written acknowledgement under seal from each of them, in such form as the Buyer requires, that he has no outstanding claim against the Company or any Subsidiary of the Company;

     (e) if requested by the Buyer, the resignation of the auditors to the Company and each of its Subsidiaries confirming that they have no outstanding claims of any kind against the Company or any of its Subsidiaries and containing a statement complying with Section 394(1) CA 1985;

     (f) service agreements in the form to be agreed between the Company and each of Hugh Simpson-Wells, Steven Edward Forrest Mitchell, James Bevis Winterburn Cowling and Kenneth Meadley duly executed by each such individual;

     (g) the Escrow Agreement duly executed by the Indemnifying Sellers, the Company and the Escrow Agent;

     (h) Buyer's Share certificates representing the Indemnifying Shareholders' pro rata portion of the Escrowed Shares;

     (i) third party consents to any assignments to the Buyer of any contracts to which the Company or any of its Subsidiaries is party, where required by the terms thereof;

     (j) written confirmation from the Inland Revenue in the United Kingdom under (i) section 138 TCGA that section 137 of TCGA will not prevent section 135 of TCGA from applying to the transaction contemplated by this Agreement; and (ii) section 707 ICTA that no notice under section 703 of ICTA will be issued in relation to the transaction contemplated by this Agreement;

     (k) written approval from the Inland Revenue to the transfer of all of the assets of the Subsidiaries to the Company and for the transfer of any and all minority interests in the Subsidiaries to the Company prior to Completion;

     (l) copies of the Buyer's Stock Subscription Agreement signed by each of the Sellers and the signed agreement of each Seller to be bound by the terms of the Buyer's Shareholders' Agreement;

     (m) any and all other Supplemental Agreements required to be executed by the Sellers, the Subsidiaries and/or the Company; and

     (n)  an updated Disclosure Letter in a form acceptable to the Buyer.

2. The Sellers will procure delivery of the following to the Buyer or as it may direct:-

     (a) the certificate of incorporation, statutory books (duly made up to Completion) and common seal of the Company and each of the Subsidiaries of the Company;

     (b)  the title deeds relating to the Property;

     (c) all books of account and documents of record and all other documents in the possession or control of the Sellers in connection with the Company and each of the Subsidiaries of the Company, all complete and up to date;

     (d) bank statements of all bank accounts of the Company and each of the Subsidiaries of the Company to a date not more than two days before Completion, and reconciliation statements in respect of each such account up to Completion; and

     (e) releases or certificates of non-crystallisation in the form required by the Buyer of all mortgages or charges affecting the Company and any of the Subsidiaries of the Company, except as agreed in writing before execution of this Agreement.

3. Each of the Sellers will and will procure that his Associates will, repay all monies owing by them to the Company or any of the Subsidiaries of the Company.

4. The Sellers will hold a Board Meeting of the Company and each of the Subsidiaries of the Company at which the Directors will:-

     (a) register the transfers of the Shares to the Buyer (subject to stamping);

     (b) appoint such persons as the Buyer shall nominate as directors and/or secretary;

     (c)  accept the resignations referred to above;

     (d) accept if required by the Buyer the resignation of the Auditors and appoint Price Waterhouse as auditors of the Company and each of the Subsidiaries of the Company;

     (e) approve and authorise for execution service agreements in the agreed form relating to Hugh Simpson-Wells, Stephen Edward Forrest Mitchell, James Bevis Winterburn Cowling and Kenneth Meadley ;

     (f) replace all current mandates to bankers with new mandates required by the Buyer;

     (g) approve and complete the transfer of all of the assets of all Subsidiaries operations into the Company; and

     (h) approve and authorise the discontinuation of the directors' pension arrangements.

5.   The Buyer will procure:

     (a) delivery to the Sellers of a counterpart of the Tax Covenant and the Escrow Agreement duly executed by the Buyer;

     (b) delivery to Hugh Simpson-Wells, Stephen Edward Forrest Mitchell, James Bevis Winterburn Cowling and Kenneth Meadley counterparts of the service agreements duly executed by the Company;

     (c) payment of any prepaid rents paid by any Seller for any of the Company's leased Property;

     (d) the removal of any personal guarantees of any Seller securing any bank or other indebtedness of the Company; and

     (e) delivery to the Sellers of any and all Supplemental Agreements required to be executed by the Buyer.

6. The Buyer and the Sellers shall have executed and delivered a registration rights agreement in the form to be agreed, providing, inter alia, Ian
                                                           ----- ----
     Charles Henderson Cunningham's right to register up to twenty percent (20%) of his shares in an over-allotment position in the event of an Initial Public Offering and providing all Sellers' "piggyback" registration rights to sell Buyer's Shares in any secondary or follow-on offering, on terms and conditions to be agreed among the parties, which shall not be less favourable than terms that may be offered by the Buyer to its other shareholders.